                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        -------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): APRIL 26, 2004

                       AMERICAN REAL ESTATE PARTNERS, L.P.
         ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                        1-9516                  13-3398766
-----------------------    ------------------------     -----------------------
(State of Organization)    (Commission File Number)        (IRS Employer
                                                        Identification No.)

           100 South Bedford Road, Mt. Kisco, NY       10549
          ----------------------------------------   ----------
          (Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code: (914) 242-7700

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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      ITEM 4. CHANGE IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

      Effective as of April 26, 2004, the audit committee of the Board of Directors of American Property Investors, Inc., the general partner of American Real Estate Partners, L.P. ("AREP"), engaged Grant Thornton LLP as AREP's independent public accountant. During the years ended December 31, 2002 and 2003, and from January 1, 2004 through April 26, 2004 (the date Grant Thornton LLP was appointed), neither AREP nor the audit committee consulted Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed; or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

      [remainder of page intentionally left blank; signature page follows]


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMERICAN REAL ESTATE PARTNERS, L.P.
                              (Registrant)

                              By:   American Property Investors, Inc.
                                    General Partner


                                    By:   /s/ John P. Saldarelli
                                          ------------------------------
                                          John P. Saldarelli
                                          Chief Financial Officer,
                                          Secretary and Treasurer

Dated: April 27, 2004


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